                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 15, 1997





                            SIMULATION SCIENCES INC.
             (Exact name of registrant as specified in its charter)




         Delaware                  000-21283              95-2487793
------------------------------   ------------   -------------------------------
      (State or other            (Commission           (I.R.S. Employer
jurisdiction of incorporation)   File Number)        Identification  No.)




                         601 Valencia Avenue, Suite 100
                             Brea, California 92823
                    (Address of principal executive offices)

                                 (714) 579-0412
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Effective September 15, 1997, Simulation Sciences Inc. (the "Registrant") acquired business planning software and obtained exclusive, royalty-free licenses to on-line modeling and process control software from Shell Oil Products Company ("Shell"), a Delaware corporation and subsidiary of Shell Oil Company, for the purpose of developing and marketing an enterprise optimization system for the process industry.

         Under terms of the agreements, the Registrant will make a $1.5 million payment to Shell for its business planning software, known internally to Shell as PROFIT. In addition, the Registrant will make an initial $1 million payment for certain exclusive worldwide marketing rights and the right to purchase Shell's advanced multivariable process control tools, which include QDMC.

         The Registrant has also acquired an irrevocable, perpetual, exclusive, worldwide, fully paid up, royalty-free license to Shell's OPERA solver ("OPERA") and MITRE modeling environment ("MITRE") for $6 million in cash and shares of Common Stock of the Registrant to be paid as follows: (i) cash in the amount of $1,500,000 on the date (the "Payment Date") that the Registrant ships the first commercial version of ROMEO, the Registrant's product under development that will integrate OPERA and MITRE and certain of Registrant's own software, which shipment is expected in the first half of 1998, and (ii) the issuance of shares of the Registrant's Common Stock with an aggregate value of $4,500,000, based on a valuation over the ten day period ending seven days before the Payment Date. Prior to this agreement, the Registrant and Shell were parties to a development and license agreement relating to OPERA and MITRE, which agreement is superseded by the new license agreement.

         The Registrant's press release announcing the completion of these agreements, the Software Marketing Agreement relating to QDMC, the Asset Purchase Agreement relating to PROFIT, and the Software License Agreement relating to OPERA and MITRE, are filed as exhibits to this current Report on Form 8-K. This summary description of the transaction is qualified in its entirety by reference to the documents filed as exhibits hereto.

         The foregoing description of the acquisition and licenses of software from Shell contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statement relating to the first commercial version of ROMEO expected in the first half of 1998. The date of the first commercial version of ROMEO has not yet been determined, and the Company's ability to release such version during that time period is uncertain and subject to a number of risks. These risks include risks of delays associated with software "bugs" and/or defects, the potential for third-party infringement claims, adverse changes in the Registrant's relationship with the employees or consultants responsible for performing development work, and the other risks described in the Registrant's most recent report on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  10.1* Software License Agreement dated September 15, 1997 between Shell Oil Products Company, acting for itself and as agent for Shell Oil Company, and the Registrant.

                  10.2* Asset Purchase Agreement dated September 15, 1997 between Shell Oil Products Company, acting for itself and as agent for Shell Oil Company, and the Registrant.

                  10.3* Software Marketing Agreement dated September 15, 1997 between Shell Oil Products Company, acting for itself and as agent for Shell Oil Company, and the Registrant.

                  99.1     Press Release dated September 15, 1997.


-----------------------------------------------------

* Confidential treatment has been requested as to portions of this Exhibit.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SIMULATION SCIENCES INC.


Dated:   September 29, 1997             By: /s/ Charles R. Harris
                                            ---------------------------------
                                        Charles R. Harris
                                        President and Chief Executive Officer